2Q16 Financial Results July 21, 2016 Exhibit 99.2

Forward-looking statements

This
document
contains
forward-looking
statements
within
the
Private
Securities
Litigation
Reform
Act
of
1995.
Any
statement
that
does
not
describe
historical
or
current
facts
is
a
forward-
looking
statement.
These
statements
often
include
the
words
“believes,”
“expects,”
“anticipates,”
“estimates,”
“intends,”
“plans,”
“goals,”
“targets,”
“initiatives,”
“potentially,”
“probably,”
“projects,”
“outlook”
or
similar
expressions
or
future
conditional
verbs
such
as
“may,”
“will,”
“should,”
“would,”
and
“could.”
Forward-looking
statements
are
based
upon
the
current
beliefs
and
expectations
of
management,
and
on
information
currently
available
to
management.
Our
statements
speak
as
of
the
date
hereof,
and
we
do
not
assume
any
obligation
to
update
these
statements
or
to
update
the
reasons
why
actual
results
could
differ
from
those
contained
in
such
statements
in
light
of
new
information
or
future
events.
We
caution
you,
therefore,
against
relying
on
any
of
these
forward-looking
statements.
They
are
neither
statements
of
historical
fact
nor
guarantees
or
assurances
of
future
performance.
While
there
is
no
assurance
that
any
list
of
risks
and
uncertainties
or
risk
factors
is
complete,
important
factors
that
could
cause
actual
results
to
differ
materially
from
those
in
the
forward-looking
statements
include
the
following,
without
limitation:
negative
economic
conditions
that
adversely
affect
the
general
economy,
housing
prices,
the
job
market,
consumer
confidence
and
spending
habits
which
may
affect,
among
other
things,
the
level
of
nonperforming
assets,
charge-offs
and
provision
expense;
the
rate
of
growth
in
the
economy
and
employment
levels,
as
well
as
general
business
and
economic
conditions;
our
ability
to
implement
our
strategic
plan,
including
the
cost
savings
and
efficiency
components,
and
achieve
our
indicative
performance
targets;
our
ability
to
remedy
regulatory
deficiencies
and
meet
supervisory
requirements
and
expectations;
liabilities
and
business
restrictions
resulting
from
litigation
and
regulatory
investigations;
our
capital
and
liquidity
requirements
(including
under
regulatory
capital
standards,
such
as
the
Basel
III
capital
standards)
and
our
ability
to
generate
capital
internally
or
raise
capital
on
favorable
terms;
the
effect
of
the
current
low
interest
rate
environment
or
changes
in
interest
rates
on
our
net
interest
income,
net
interest
margin
and
our
mortgage
originations,
mortgage
servicing
rights
and
mortgages
held
for
sale;
changes
in
interest
rates
and
market
liquidity,
as
well
as
the
magnitude
of
such
changes,
which
may
reduce
interest
margins,
impact
funding
sources
and
affect
the
ability
to
originate
and
distribute
financial
products
in
the
primary
and
secondary
markets;
the
effect
of
changes
in
the
level
of
checking
or
savings
account
deposits
on
our
funding
costs
and
net
interest
margin;
financial
services
reform
and
other
current,
pending
or
future
legislation
or
regulation
that
could
have
a
negative
effect
on
our
revenue
and
businesses,
including
the
Dodd-Frank
Act
and
other
legislation
and
regulation
relating
to
bank
products
and
services;
a
failure
in
or
breach
of
our
operational
or
security
systems
or
infrastructure,
or
those
of
our
third
party
vendors
or
other
service
providers,
including
as
a
result
of
cyber
attacks;
and
management’s
ability
to
identify
and
manage
these
and
other
risks.
In
addition
to
the
above
factors,
we
also
caution
that
the
amount
and
timing
of
any
future
common
stock
dividends
or
share
repurchases
will
depend
on
our
financial
condition,
earnings,
cash
needs,
regulatory
constraints,
capital
requirements
(including
requirements
of
our
subsidiaries),
and
any
other
factors
that
our
board
of
directors
deems
relevant
in
making
such
a
determination.
Therefore,
there
can
be
no
assurance
that
we
will
pay
any
dividends
to
holders
of
our
common
stock,
or
as
to
the
amount
of
any
such
dividends.
More
information
about
factors
that
could
cause
actual
results
to
differ
materially
from
those
described
in
the
forward-looking
statements
can
be
found
under
“Risk
Factors”
in
Part
I,
Item
1A
in
our
Annual
Report
on
Form
10-K
for
the
year
ended
December
31,
2015,
filed
with
the
United
States
Securities
and
Exchange
Commission
on
February
26,
2016.
Note:
Percentage
changes,
per
share
amounts
and
ratios
presented
in
this
document
are
calculated
using
whole
dollars.

Generated 7% YoY average loan growth, with strength in both commercial and retail
NII up 10% YoY and 2% QoQ
–
NIM of 2.84% compared with 2.72% in 2Q15 and 2.86% in 1Q16
–
Loan
yields
improved
2
bps
QoQ
and
deposit
costs
remained
stable
Consumer
Banking
initiatives
—
Retail
checking
households
up
QoQ
and
YoY;
continued
strong
growth
in
student
loans; Financial Consultants up 10% YoY; Mortgage applications and originations up 27% and 36%, respectively
Commercial
Banking
initiatives
—
Strong
loan
growth,
up
10%
YoY;
Capital
Markets
fees
at
new
record
reflecting
continued broadening of our capabilities and rebound in market deal volume
TOP II on track; expense initiatives complete and revenue initiatives well underway
Launched new TOP III efficiency program focused on expense, revenue and tax initiatives to help deliver future operating leverage in spite of “lower-for-longer” rate environment
2Q16 highlights
3
1)
Non-GAAP item. Where there is a reference to an “Adjusted” result in a paragraph, all measures which follow that “Adjusted” result are also “Adjusted” and exclude restructuring charges and special items
as
applicable.
See
important
information
on
use
and
reconciliation
of
non-GAAP
items
in
the
Appendix.
There
were
no
net
restructuring
charges
and
special
items
recorded
in
2Q16
or
1Q16.
2)
Current period regulatory capital ratios are preliminary.
Improving
profitability and
returns
Strong capital,
liquidity and funding
Excellent credit
quality and progress
on risk management
Continued progress
on strategic growth,
efficiency and
balance sheet
optimization
initiatives
Robust
capital
levels
with
a
common
equity
tier
1
ratio
of
11.5%
(2)
;
TBV
per
share
up
2%
from
1Q16
to
$25.72
2016 CCAR plan reflects continued commitment towards prudent return of capital with up to $690 million in share repurchases over the next four quarters and authorization for a 17% increase in the quarterly dividend in 2017
2Q16 average deposits increased $5.4 billion, or 6% vs. 2Q15; average loan-to-deposit ratio of 99.5%
Issued $1.0 billion in senior unsecured bank notes
Provision relatively stable compared to 1Q16
NPLs decreased $35 million, reflecting improvement in commercial and retail
Allowance coverage of NPLs improved to 119% in 2Q16 from 113% in 1Q16 and 114% in 2Q15
On
July
19   ,
closed
previously
announced
TDR
sale
of
$310
million
of
loans
from
HFS
at
a
gain
of
~$70
million;
impact will be reflected in 3Q16 results
GAAP
diluted
EPS
of
$0.46
up
31%
from
2Q15
and
up
15%
from
Adjusted
(1)
diluted
EPS
in
2Q15
Revenue up 7% with Adjusted
(1)
operating leverage of over 3% YoY
Adjusted
(1)
efficiency ratio improved ~2% YoY to 65%
ROTCE of 7.3% increased from 5.9% in 2Q15 and 6.6% in 1Q16
th

2Q16 change from
$s in millions
2Q16
1Q16
2Q15
1Q16
2Q15
$
%
$
%
Net interest income
923
$
904
$
840
$
19
$
2

%
83
$
10

%
Noninterest income
355

330

360

25

8

(5)

(1)

Total revenue
1,278

1,234

1,200

44

4

78

7

Noninterest expense
827

811

841

16

2

(14)

(2)

Pre-provision profit
451

423

359

28

7

92

26

Provision for credit losses
90

91

77

(1)

(1)

13

17

Income before income tax expense
361

332

282

29

9

79

28

Income tax expense
118

109

92

9

8

26

28

Net income
243
$
223
$
190
$
20
$
9

53
$
28

Preferred dividends
—
$
7
$
—
$
(7)
$
(100)

—
$
—

Net income available to common
stockholders
243
$
216
$
190
$
27
$
13

%
53
$
28

%
$s in billions
Average interest-earning assets
129.5
$
126.2
$
123.2
$
3.3
$
3

%
6.3
$
5

%
Average deposits
104.0
$
102.0
$
98.5
$
2.0
$
2

%
5.4
$
6

%
Key metrics
Net interest margin
2.84

%
2.86

%
2.72

%
(2)

bps
12

bps
Loan-to-deposit ratio
(2)
98.3

%
99.2

%
96.6

%
(91)

bps
161

bps
ROTCE
(1,3)
7.3

%
6.6

%
5.9

%
69

bps
140

bps
ROTA
(1,4)
0.7

%
0.7

%
0.6

%
4

bps
13

bps
Efficiency ratio
(1)
65

%
66

%
70

%
(95)

bps
(531)

bps
FTEs
(5)
17,828

17,902

17,903

(74)

—

%
(75)

—

%
Per common share
Diluted earnings
0.46
$
0.41
$
0.35
$
0.05
$
12

%
0.11
$
31

%
Tangible book value
(1)
25.72
$
25.21
$
24.03
$
0.51
$
2

%
1.69
$
7

%
Average diluted shares outstanding
(in millions)
530.4

530.4

539.9

(0.1)

—

%
(9.5)

(2)

%
Financial summary —
GAAP
4
1)
Non-GAAP item. See important information on use of non-GAAP items in the Appendix.
2)
Includes held for sale. Loan-to-deposit ratio is period end.
3)
Return on average tangible common equity.
4)
Return on average total tangible assets.
5)
Full-time equivalent employees.
Linked quarter:
GAAP net income improved 9% and diluted EPS was up 12%
NII up $19 million, reflecting 2% average loan growth
Noninterest income increased $25 million, or 8%, largely reflecting strength in capital markets, mortgage banking, and service charges and fees partially offset by a reduction in securities gains
Noninterest expense increased 2%, reflecting higher other operating expense as well as higher salaries and employee benefits, partially offset by lower outside services expense
–
Salaries and employee benefits increase largely driven by a change in timing of merit increases and incentive payments
–
Higher other operating expense reflects higher regulatory, fraud and insurance costs
Provision for credit losses relatively stable as lower net
charge-offs were offset by a higher reserve build tied to continued
loan growth
Prior-year quarter:
GAAP net income increased $53 million, or 28%, reflecting 8% positive operating leverage; diluted EPS up 31%
NII
up
$83
million
reflecting
7%
average
loan
growth,
and
a
12
bp
improvement in NIM given higher loan yields and stable deposit costs
Noninterest income down $5 million from 2Q15 levels that exclude the negative impact of the reclass of $7 million of card reward costs.
Increases in service charges and capital markets fees were more than offset by lower card fees due to the card reward accounting change impact, lower mortgage banking fees and a reduction in securities gains
Noninterest expense was down $14 million, driven by a $40 million decrease
in
restructuring
charges
and
special
items.
Adjusted
(1)
results reflect an increase in salaries and employee benefits, largely a change in the timing of merit increases and incentive payments, and increased software amortization and depreciation expense. 2Q15 results exclude the positive impact of the reclass of $7 million of card reward costs
–
FTEs down 75 reflecting the benefit of our efficiency initiatives
Provision expense increased $13 million, as lower net charge-offs were more than offset by a reserve build tied to continued loan growth
Highlights

2Q16 change from
$s in millions
2Q16
1Q16
2Q15
1Q16
2Q15
$
%
$
%
Net interest income
923
$
904
$
840
$
19
$
2

%
83
$
10

%
Noninterest income
355

330

360

25

8

(5)

(1)

Total revenue
1,278

1,234

1,200

44

4

78

7

Adjusted noninterest expense
(1)
827

811

801

16

2

26

3

Adjusted pre-provision profit
(1)
451

423

399

28

7

52

13

Provision for credit losses
90

91

77

(1)

(1)

13

17

Adjusted pretax income
(1)
361

332

322

29

9

39

12

Adjusted income tax expense
(1)
118

109

107

9

8

11

10

Adjusted net income
(1)
243
$
223
$
215
$
20
$
9

28
$
13

Preferred dividends
—
$
7
$
—
$
(7)
$
100

—
$
100

Adjusted net income available to
common stockholders
(1)
243
$
216
$
215
$
27
$
13

%
28
$
13

%
$s in billions
Average interest-earning assets
129.5
$
126.2
$
123.2
$
3.3
$
3

%
6.3
$
5

%
Average deposits
104.0
$
102.0
$
98.5
$
2.0
$
2

%
5.4
$
6

%
Key metrics
Net interest margin
2.84

%
2.86

%
2.72

%
(2)

bps
12

bps
Loan-to-deposit ratio
(2)
98.3

%
99.2

%
96.6

%
(91)

bps
161

bps
Adjusted ROTCE
(1,3)
7.3

%
6.6

%
6.7

%
69

bps
63

bps
Adjusted ROTA
(1,4)
0.7

%
0.7

%
0.7

%
4

bps
5

bps
Adjusted efficiency ratio
(1)
65

%
66

%
67

%
(95)

bps
(199)

bps
FTEs
(5)
17,828

17,902

17,903

(74)

—

%
(75)

—

%
Per common share
Adjusted diluted EPS
(1)
0.46
$
0.41
$
0.40
$
0.05
$
12

%
0.06
$
15

%
Tangible book value
(1)
25.72
$
25.21
$
24.03
$
0.51
$
2

%
1.69
$
7

%
Average diluted shares outstanding
(in millions)
530.4

530.4

539.9

(0.1)

—

%
(9.5)

(2)

%
Adjusted
financial
summary
—
excluding
restructuring
charges
and
special
items
(1)
5
1)
Non-GAAP item. Adjusted results exclude the effect of net restructuring charges and special items associated with efficiency and effectiveness programs and separation from RBS. See important information on use of non-GAAP items in the Appendix.
2)
Includes held for sale. Loan-to-deposit ratio is period-end.
3)
Adjusted return on average tangible common equity.
4)
Adjusted return on average total tangible assets.
5)
Full-time equivalent employees.
Highlights
Linked quarter:
Net income increased $20 million, or 9%
–
Diluted EPS increased 12%
NII increased $19 million driven by 2% average loan growth
Noninterest income increased $25 million, or 8%, as strong capital markets fees, mortgage banking fees and service charges and fees were partially offset by a reduction in securities gains
Noninterest expense increased 2% reflecting higher other operating expense as well as higher salaries and employee benefits, partially offset by lower outside services expense
–
Salaries and employee benefits increase largely driven by a change in timing of merit increases and incentive payments
–
Higher other operating expense reflects higher regulatory, fraud and insurance costs
Provision for credit losses remained relatively stable as lower net charge-offs were offset by a higher reserve build tied to continued loan growth
Prior-year
Adjusted
(1)
quarter:
Net income increased $28 million, or 13%, reflecting over 3% positive operating leverage; Adjusted diluted EPS up 15%
NII
increased
$83
million,
reflecting
7%
average
loan
growth
and
a
12
bp
improvement in NIM given higher loan yields and stable deposit costs
Noninterest income down $5 million from 2Q15 levels that exclude the negative impact of the reclass of $7 million of card reward costs.
Increases in service charges and capital markets fees were more than offset by lower card fees due to the card reward accounting change impact, lower mortgage banking fees and a reduction in securities gains
Noninterest expense was up 3%, driven by higher salary and employee benefits expense and increased software amortization and depreciation expense. 2Q15 results exclude the positive impact of the reclass of $7 million of card reward costs
Salaries and benefits reflect change in timing of merit increases and incentive payments
–
Efficiency
ratio
improved
~200
bps
(1)
–
FTEs down 75 reflecting the benefit of our efficiency initiatives
Provision expense increased $13 million as lower net charge-offs were more than offset by a higher reserve build tied to continued loan growth

Net interest income

Highlights
1)
Includes interest-bearing cash and due from banks and deposits in banks.
Linked quarter:
NII up $19 million, or 2%
Reflects 2% average loan growth driven by commercial and
student loans
NIM of 2.84% remained relatively stable, down 2 bps
Higher loan yields and better mix were more than offset by the impact of a reduction in long-term rates on the securities
portfolio and higher long-term debt issuance
Deposit costs remained flat reflecting continued pricing
discipline
Prior-year quarter:
NII up $83 million, or 10%, with NIM up 12 bps
7% average loan growth
Growth in NIM reflects improving retail and commercial loan
yields and portfolio mix and the impact of higher short-term rates, partially offset by lower long-term rates
Deposit costs flat YoY as tactical actions offset the impact of higher short-term rates
Net interest income
$s in millions,
except earning
assets
Average interest-earning assets
Average interest-earning assets
Net interest income
Net interest margin
$s in billions
2Q15
3Q15
4Q15
1Q16
2Q16
Retail loans
$50.9
$51.6
$52.4
$53.2
$53.5
Commercial loans
44.7
45.2
45.8
47.0
49.1
Investments and cash
(1)
27.1
25.8
25.7
25.5
26.0
Loans held for sale
0.5
0.5
0.3
0.4
0.8
Total interest-earning assets
$123.2
$123.0
$124.2
$126.2
$129.5
Loan yields
3.30%
3.32%
3.34%
3.46%
3.48%
Total cost of funds
0.40%
0.41%
0.41%
0.40%
0.42%
$123B
$123B
$124B
$126B
$129B
$840
$856
$870
$904
$923
2Q15
3Q15
4Q15
1Q16
2Q16
2.72%
2.76%
2.77%
2.86%
2.84%

2.86%
2.84%
0.03%
(0.02)%
(0.01)%
(0.02)%
1Q16 NIM%
Loan
yields
Investment
portfolio
yield
Deposit
costs
Borrowing
costs/other
2Q16 NIM%
2.72%
2.84%
0.14%
(0.01)%
0.00%
(0.01)%
2Q15 NIM%
Loan
yields
Investment
portfolio
yield
Deposit
costs
Borrowing
costs/other
2Q16 NIM%
Net interest margin

NIM walk 2Q15 to 2Q16
NIM walk 1Q16 to 2Q16

Linked quarter:
Noninterest income increased $25 million, or 8%, driven by
strength in nearly every category
Service
charges
and
fees
increased
$6
million
driven
by
higher
volumes from seasonally lower 1Q16 levels as well as
improved pricing
Card fees and trust and investment services fees were up
slightly
Mortgage banking fees increased $7 million reflecting higher application and origination volumes and improved sale
volumes and spreads, as well as an improved mortgage
servicing rights (“MSR”) valuation
Capital markets fees improved $13 million reflecting continued
broadening of our capabilities and cross sell, as well as a strong increase in deal volume from lower 1Q16 levels
Securities gains down by $5 million
Prior-year quarter:
Noninterest income decreased $5 million, or 1%; excluding
card reward accounting change growth was 1%
Service charges and fees increased $11 million driven by
improved pricing and volume
Card fees were down $9 million from 2Q15 levels that exclude the negative impact of the reclass of $7 million of card reward costs
Trust and investment services fees decreased $3 million given the changing mix of product sales
Mortgage banking fees decreased $5 million from 2Q15 levels, largely reflecting the significant 2Q15 MSR valuation gain
Capital markets fees increased $5 million, reflecting a record quarter as we broaden our capabilities
2Q16 change from
2Q16
1Q16
2Q15
1Q16
2Q15
$
%
$
%
Service charges and fees
150
$
144
$
139
$
6
$
4

%
11
$
8

%
Card fees
51

50

60

1

2

(9)

(15)

Trust & investment services fees
38

37

41

1

3

(3)

(7)

Mortgage banking fees
25

18

30

7

39

(5)

(17)

Capital markets fees
35

22

30

13

59

5

17

FX & LC fees
21

21

22

—

—

(1)

(5)

Securities gains, net
4

9

9

(5)

(56)

(5)

(56)

Other income
(1)
31

29

29

2

7

2

7

Noninterest income
355
$
330
$
360
$
25
$
8

%
(5)
$
(1)

%
$355
$330
$360
2Q16
1Q16
2Q15
Service charges and fees
Card fees
Trust and inv services
FX & LC fees
Mortgage banking fees
Capital markets fee income
Securities gains (losses)
Other income
Noninterest income
8
Highlights
1)
Other income includes bank-owned life insurance and other income.
$s in millions
(1)

2Q16 change from
$s in millions
2Q16
1Q16
2Q15
1Q16
2Q15
$
%
$
%
Adjusted salaries and benefits
(1)
432
$
425
$
405
$
7
$
2

%
27
$
7

%
Adjusted occupancy
(1)
76

76

75

—

—

1

1

Equipment expense
64

65

65

(1)

(2)

(1)

(2)

Adjusted outside services
(1)
86

91

83

(5)

(5)

3

4

Amortization of software
41

39

37

2

5

4

11

Adjusted other expense
(1)
128

115

136

13

11

(8)

(6)

Adjusted noninterest expense
(1)
827
$
811
$
801
$
16
$
2

%
26
$
3

%
Restructuring charges and special items
—

—

40

—

—

(40)

(100)

Total noninterest expense
827
$
811
$
841
$
16
$
2

%
(14)
$
(2)

%
$827
$811
$801
65%
66%
67%
2Q16
1Q16
2Q15
Adjusted all other
Adjusted occupancy & equip
Adjusted salary and benefits
Adjusted efficiency ratio
Adjusted noninterest expense —
excluding restructuring charges and special items
(1)
Linked quarter:
Noninterest expense increased $16 million, or 2%
Salaries and employee benefits up $7 million, largely
related to a change in timing of merit increases and
incentive payments
FTEs down 74 linked quarter
reflecting the benefit
of our efficiency initiatives
Outside services down $5 million, reflecting the benefits
of procurement initiatives
Amortization of software expense up $2 million, reflecting
continued investments in applications and infrastructure
Other expense increased $13 million, driven primarily by
higher regulatory, fraud and insurance costs
Prior-year quarter:
Noninterest expense increased $26 million, or 3%, from
Adjusted 2Q15 levels
(1)
Salaries and employee benefits up $27 million largely
related to the timing of merit increases and incentive
payments, which drove higher payroll taxes and
retirement plan contributions
FTEs down 75 vs prior year reflecting the benefit of
our efficiency initiatives
Outside services increased $3 million, largely reflecting
increased consumer loan volumes and vendor
outsourcing
Amortization of software expense increased $4 million,
reflecting continued investments in applications and
infrastructure
Other expense decreased $8 million, reflecting the impact
of the card reward accounting change
9
Highlights
1)
Non-GAAP
item.
Adjusted
results
exclude
the
effect
of
net
restructuring
charges
and
special
items
associated
with
efficiency
and
effectiveness
programs
and
separation from RBS. See important information on use of non-GAAP items in the Appendix.
.
(1)
(1)
(1)
(1)
(1)
(1)
(1)
Full-time equivalents (FTEs)
17,828
17,902
17,903

2Q16 change from
$s in billions
2Q16
1Q16
2Q15
1Q16
2Q15
$
%
$
%
Investments and interest bearing
deposits
26.0
$
25.5
$
27.1
$
0.5
$
2

%
(1.1)
$
(4)

%
Total commercial loans
49.1

47.0

44.7

2.1

4

4.4

10

Total retail loans
53.5

53.2

50.9

0.3

1

2.6

5

Total loans and leases
102.7

100.3

95.6

2.4

2

7.1

7

Loans held for sale
0.8

0.4

0.5

0.5

128

0.4

78

Total interest-earning assets
129.5

126.2

123.2

3.3

3

6.3

5

Total noninterest-earning assets
12.7

12.6

12.3

0.1

1

0.4

3

Total assets
142.2
$
138.8
$
135.5
$
3.4
$
2

6.7
$
5

Low-cost core deposits
(1)
55.2

53.6

51.1

1.7

3

4.2

8

Money market deposits
36.2

36.2

34.9

—

—

1.3

4

Term deposits
12.6

12.2

12.6

0.4

3

—

—

Total deposits
104.0
$
102.0
$
98.5
$
2.0
$
2

5.4
$
6

Total borrowed funds
15.0

13.9

14.8

1.2

8

0.3

2

Total liabilities
122.2
$
119.0
$
115.9
$
3.2
$
3

6.3
$
5

Total stockholders' equity
20.0

19.8

19.6

0.2

1

0.4

2

Total liabilities and equity
142.2
$
138.8
$
135.5
$
3.4
$
2

%
6.7
$
5

%
Consolidated average balance sheet
Linked quarter:
Total earning assets up $3.3 billion, or 3%, with loan
growth of $2.4 billion, or 2%
Commercial loans up $2.1 billion, driven by
strong growth in Mid-corporate and Industry
Verticals, Commercial Real Estate, Corporate
Finance and Franchise Finance
Retail loans up $324 million, driven by Education
Finance
Total deposits increased $2.0 billion on strength in
low-cost core deposits
Prior-year quarter:
Total earning assets up $6.3 billion, or 5%
Commercial loans up 10% driven by strength in
CRE, Mid-corporate
and Industry Verticals,
Corporate Finance and Franchise Finance
Retail loans up 5%, driven by growth in
Education Finance, Home Mortgage and Auto
Finance
Total deposits up $5.4 billion, or 6%, reflecting
strength in low-cost core deposits
Borrowed funds increased $266 million
Reflects growth in long-term senior debt and
long-term FHLB borrowings, which replaced
short-term FHLB borrowings and repos, as we
continue to align our funding structure with
peers
10
Highlights
Note: Loan portfolio trends reflect non-core portfolio impact not included in segment results on pages 11 & 12.
1)
Low-cost core deposits include demand, checking with interest and regular savings.
$129.5 billion
Interest-earning assets
$119.0 billion
Deposits/borrowed funds
Total
Retail
42%
Total
Commercial
38%
CRE
Other
Commercial
Residential
mortgage
Total home
equity
Automobile
Other
Retail
Investments
and
interest-bearing
deposits
Retail /
Personal
Commercial/
Municipal/
Wholesale
Borrowed
funds
7%
31%
10%
14%
11%
7%
20%
49%
38%
13%

$11.1
$11.6
$12.2
$12.7
$12.9
$18.0
$17.6
$17.2
$17.0
$16.6
$13.5
$13.8
$13.8
$13.8
$14.0
$2.7
$3.2
$3.7
$4.5
$5.1
$3.1
$3.0
$3.0
$3.0
$2.9
$2.3
$2.4
$2.6
$2.5
$2.5
$50.7B
$51.6B
$52.5B
$53.5B
$54.0B
2Q15
3Q15
4Q15
1Q16
2Q16
Mortgage
Home Equity
Auto
Student
Business Banking
Other
Consumer Banking average loans and leases
11
1)
Other includes Credit Card, RV, Marine, Other.
$s in billions
Linked quarter:
Average loans increased $538 million, or 1%, largely reflecting growth in higher yielding student and mortgage loans partially offset by the impact of the TDR loans transferred to held for sale
Consumer loan yields up 4 bps, reflecting the benefit of
continued improvement in mix
Prior-year quarter:
Average loans increased $3.3 billion, or 7%, as growth of
$2.4 billion in student, $1.8 billion in mortgages, $490 million in auto and $337 million in other unsecured retail was partially offset by a $1.4 billion decrease in home equity outstandings
Consumer loan yields up 20 bps, reflecting initiatives to improve risk-adjusted returns and higher interest rates
Highlights
Average loans and leases
(1)
Yields
3.68%
3.69%
3.73%
3.84%
3.88%

Yields
2.56%
2.57%
2.57%
2.75%
2.80%
$6.4
$6.2
$6.5
$6.4
$6.9
$3.0
$3.0
$3.1
$3.5
$4.1
$3.2
$3.3
$3.5
$3.9
$4.2
$12.2
$12.0
$11.8
$11.9
$11.9
$6.1
$6.1
$6.1
$6.2
$6.1
$7.7
$8.2
$8.5
$8.7
$9.2
$2.7
$3.0
$3.0
$3.2
$3.5
$41.3B
$41.8B
$42.5B
$43.8B
$45.9B
2Q15
3Q15
4Q15
1Q16
2Q16
Mid-Corporate
Industry Verticals
Franchise Finance
Middle Market
Asset Finance
Commercial Real Estate
Other
Commercial Banking average loans and leases
Linked quarter:
Average loans up $2.1 billion, or 5%, with strong growth in Mid-
corporate and Industry Verticals, Commercial Real Estate,
Corporate Finance and Franchise Finance
—
Results reflect robust loan demand coupled with enhanced
client-
targeting efforts, along with continued pricing and
credit discipline
Loan yields increased 5 bps given higher interest rates and
improved mix
Prior-year quarter:
Average loans up $4.6 billion, or 11%, on strength in Mid-corporate and Industry Verticals, Commercial Real Estate, Franchise Finance
and Corporate Finance
Loan yields increased 24 bps reflecting higher rates and improved mix
12
1)
Other includes Business Capital, Govt, Corporate Finance, Treasury Solutions, Corporate and Commercial Banking Admin.
Highlights
$s in billions
Average loans and leases
(1)

$43.0
$44.6
$44.6
$44.6
$44.9
$26.4
$26.8
$27.5
$27.2
$27.5
$16.6
$16.9
$17.1
$18.0
$19.0
$12.6
$12.7
$12.2
$12.2
$12.6
$4.4
$2.9
$1.6
$0.9
$1.0
$6.5
$5.1
$5.0
$3.1
$3.7
$3.9
$4.1
$6.0
$9.9
$10.3
$113.3B
$113.0B
$114.0B
$115.9B
$119.0B
2Q15
3Q15
4Q15
1Q16
2Q16
Money market & savings
DDA
Checking with interest
Term deposits
Total fed funds & repo
Short-term borrowed funds
Total long-term borrowings
Deposit cost of funds
0.24%
0.25%
0.24%
0.24%
0.24%
Total cost of funds
0.40%
0.41%
0.41%
0.40%
0.42%
Average funding and cost of funds
Linked quarter:
Total average deposits up $2.0 billion
Largely growth in lower-cost checking with interest,
demand deposits, term deposits and savings
Total deposit costs remained stable, reflecting continued
pricing discipline and growth in DDA
Continued progress in repositioning liability structure to align better with peers
Issued $1 billion in five-year senior bank notes amid strong demand and reflecting broadened market access
Prior-year quarter:
Total average deposits increased $5.4 billion, or 6%, on strength across most categories
Total deposit costs remained stable reflecting continued
pricing discipline despite higher interest rates
Total borrowed funds cost increase reflects continued shift
away from short-term funding
13
Highlights
Average interest-bearing liabilities and DDA
$s in billions

$1,201
$1,201
$1,216
$1,224
$1,246
114%
116%
115%
113%
119%
2Q15
3Q15
4Q15
1Q16
2Q16
Allowance for loan and lease losses
NPL coverage ratio
$7
$5
($3)
$9
$2
$68
$66
$73
$67
$56
$3
$4
$7
$7
$7
$78
$75
$77
$83
$65
0.33%
0.31%
0.31%
0.33%
0.25%
2Q15
3Q15
4Q15
1Q16
2Q16
Commercial
Retail
SBO
Net c/o ratio
$78
$75
$77
$83
$65
$77
$76
$91
$91
$90
$1.1B
$1.0B
$1.1B
$1.1B
$1.0B
2Q15
3Q15
4Q15
1Q16
2Q16
Net charge-offs
Provision for credit losses
1.24%
1.23%
1.23%
1.21%
1.20%
Allowance to loan coverage ratio
Overall credit quality improved during the quarter with a decrease in both charge-
offs and NPLs
Net charge-offs of $65 million, or 0.25% of average loans and leases decreased $18 million from 1Q16;
Retail product net charge-offs of $63 million were $11 million lower than 1Q16 levels
Commercial net charge-offs of $2 million decreased from $9 million in 1Q16
NPLs to total loans and leases improved to 1.01% reflecting improvement in commercial and retail categories
Provision for credit losses of $90 million stable with 1Q16
Allowance to NPL ratio improved to 119%
Strong credit quality trends continue
14
Highlights
1)
Allowance for loan and lease losses to nonperforming loans and leases.
$s in millions
Net charge-offs (recoveries)
NPLs to loans
and leases
NPLs
(1)
1.09%
1.06%
1.07%
1.07%
1.01%
Provision for credit losses, charge-offs, NPLs
Allowance for loan and lease losses

15.3%
15.4%
15.3%
15.1%
14.9%
11.8%
11.8%
11.7%
11.6%
11.5%
2Q15
3Q15
4Q15
1Q16
2Q16
Total capital ratio
Common equity tier 1 ratio
97%
96%
97%
99%
98%
2Q15
3Q15
4Q15
1Q16
2Q16
as of
$s in billions (period-end)
2Q15
3Q15
4Q15
1Q16
2Q16
Basel III transitional basis
(1,2)
Common equity tier 1 capital
13.3
$
13.2
$
13.4
$
13.6
$
13.8
$
Risk-weighted assets
112.1
$
112.3
$
114.1
$
116.6
$
119.5
$
Common equity tier 1 ratio
11.8%
11.8%
11.7%
11.6%
11.5%
Total capital ratio
15.3%
15.4%
15.3%
15.1%
14.9%
Basel III fully phased-in
(1,3)
Common equity tier 1 ratio
11.8%
11.7%
11.7%
11.6%
11.5%
Basel III minimum for CET1 ratio
2015
2016
2017
2018
2019
Basel III minimum plus phased-in
capital conservation buffer
4.5%
5.1%
5.8%
6.4%
7.0%
Capital and liquidity remain strong
15
Highlights
1)
Current reporting period regulatory capital ratios are preliminary.
2)
Basel III ratios assume that certain definitions impacting qualifying Basel III capital will phase in through 2019. Ratios also reflect the required U.S. Standardized methodology for calculating RWAs, effective January 1, 2015.
3)
This is a non-GAAP financial measure. See important information on use of non-GAAP items in the Appendix.
4)
Based on the September 2014 release of the U.S. version of the Liquidity Coverage Ratio (LCR). Note that as a modified LCR company, CFG’s minimal LCR requirement of 90% began January 2016.
5)
Period end includes held for sale.
Capital levels remain above regional peers
2Q16 Basel III common equity tier 1 ratio (transitional
basis) down approximately 12 basis points from 1Q16
Net income: ~21 bps increase
RWA growth: ~29 bps decrease
Dividends & other: ~4 bps decrease
LDR of 98% improved from 1Q16
Fully
compliant
with
LCR
requirement
(4)
Issued $1.0 billion in senior unsecured bank notes
2016 CCAR plan reflects continued commitment towards
prudent return of capital with $690 million in share
repurchases
Loan-to-deposit ratio
(5)
Capital ratio trend
(1,2)
(1,2)

Initiative
2Q16
Status
Commentary
Reenergize household growth
Retail checking HHs up QoQ and YoY with new checking  HH first year attrition improvements. Deposits up 3%
and services charges up 5% YoY.
Expand mortgage sales force
Application and origination volumes up 20% and 42% QoQ with improved throughput as operational issues have been addressed. Achieved highest pipeline roll rate since TRID / platform implementation. LOs up 16
QoQ
to 451.
Grow Auto
Selectively raising price to moderate origination volumes; organic originations yields up 33 bps YoY.
Grow Student/Installment
Sustained momentum in Student with total loan balances up 91% from 2Q15. Continued steady growth in
iPhone
upgrade program (iUp).
Expand Business Banking
Increasing focus on deposits, cash management, and other fee income streams driving deposits up 4% and deposit fees up 7% compared to 2Q15.
Expand Wealth sales force
Financial
consultants
up
10%
YoY
to
339.
Enhancing
and
expanding
product
set
and
transitioning
to
more
balanced fee-based model.
Build out Mid-Corp & verticals
Loan
growth
of
over
20%
YoY;
improving
capital
markets
cross sell
with
particular
strength
in
fixed
income.
Continue development of Capital
and Global Markets activities
Fee
income
up
15%
YoY
driven
by
improved
deal
volume
and
bond
market
conditions.
Mid-May
commencement
of broker dealer provided incremental fee opportunities. Enhanced FX and Interest-rate platform.
Build out Treasury Solutions
Fees up
16% vs. 2Q15 led by strength in core cash management services, TOP II pricing initiative, and commercial card.
Grow Franchise Finance
Strong
growth with balances up 19% YoY. Continue expansion in well-established brands of quick service and fast casual franchises.
Expand Middle Market
Portfolio
relatively
stable
compared
to
1Q16.
Deposits
up
~$750
million,
or
12%,
and
fee
income
up
16%
versus
prior year quarter.
Grow CRE
Continued to deepen client penetration with top developers in core geographies. CRE loans up 6% QoQ and
20% YoY to $9.2 billion,
but moderating growth in  a number of select areas such as multi-family in D.C. metro.
Reposition Asset Finance
Driving
increased
penetration
with
Middle
Market
customer
base,
helping
to
offset
reductions
in
RBS
referral
business.
Initiatives targeting transportation, construction, and renewable sectors driving higher margins.
Balance Sheet Optimization
Continued
execution
of
balance
sheet
strategies
including
loan
pricing
and
mix.
Cost
of
deposits
remained
flat
from 1Q16 at 24 bps. $310 million TDR transaction executed in July.
TOP II
TOP II program is well underway and remains on track to deliver $95-$100 million of P&L benefit in 2016.
TOP III
TOP III Program has been launched with heavier emphasis on efficiency initiatives. Targeting 2017 run-rate benefit of $90-$110 million.
Summary of progress on strategic initiatives

Citizens operating leverage has been highly
consistent: we’ve delivered positive YoY results in
the past 8 consecutive quarters
Citizens has regularly exceeded average peer
operating leverage
Keys to future revenue growth include
–
Use strong capital position to grow loans and
add customers
–
Build up fee businesses to capture
franchise potential
–
Protect NIM through skillful asset and
deposit initiatives
Expense discipline centers around self-funding of
gaps and growth initiatives
–
Gaps include technology and risk/regulatory
catch-up
–
Growth initiatives include customer-facing
colleagues in Commercial, Wealth, Mortgage,
data analytics and product/technology builds
Citizens continues to deliver positive operating leverage
17
Highlights
$s in millions
Peer data Source: Bloomberg.
1)
Non-GAAP item. See important information on use of non-GAAP items in the Appendix.
2)
1H16 Peer average reflects Bloomberg consensus estimates as of 7/12/16. Peer group includes BBT, CMA, FITB, KEY, MTB, PNC, RF, STI, USB. MTB excluded from peer average due to recent acquisition.
1H15
2H15
1H16
Adjusted Revenue
(1)
2,383
$
2,441
$
2,512
$
Adjusted Expense
(1)
1,601
$
1,608
$
1,638
$
Adjusted Operating leverage
(1)
3.9%
2.5%
3.1%
Operating
leverage
-
peer
average
(2)
(2.7) %
(1.0) %
0.9%

Citizens’ ROTCE levels primarily reflect sub-par revenue achievement

$s in millions
Relatively low-fee revenue capture is being addressed through growth initiatives
Other contributing factors to low ROTCE include excess capital position and high tax rate, also being addressed
0.13%
0.38%
CFG
Peer
average
CFG data as of 2Q16 unless otherwise noted, peer data as of 1Q16 and sourced from SNL Financial and company filings.
1)
Peer average includes BBT, CMA, FITB, KEY, PNC, RF, STI and USB. MTB excluded due to recent acquisition.
2)
Peer average includes BBT, CMA, FITB, KEY, MTB, PNC, RF, STI and USB.
3)
Capital Markets fees defined as trading revenue, investment banking, advisory and underwriting fees. Peers includes BBT, CMA, KEY, MTB, RF and STI.
4)
Source: Treasury Strategies, Inc. for benchmarks and public filings, estimate of 2015 market share of ~$40B revenue, NII and fees market based on benchmarks and public filings. TS peers include STI, FITB, PNC and USB. Treasury Solutions revenue includes Treasury Management, Accounts Receivable, Payables, Procurement and related Risk and Financial Control activities. 2015 estimated growth rates based on fee income only.
5)
Non-GAAP item. See important information on use of non-GAAP items in the Appendix.
0.4%
0.5%
CFG
Peer
average
Capital Markets revenue potential
(FY 2015 Capital Markets fees/
FY 2015 Average Commercial loans)
(3)
Treasury Solutions revenue potential
(FY 2015 NII & Fee income/
$1 billion of commercial loans
(4)
)
0.99%
1.22%
CFG
Peer
Average
0.64%
0.76%
CFG
Peer
Average
Revenue-capture opportunity
(Revenue/Average interest-earning assets
(1)
)
Expense levels less the issue
(Expense/Average interest-earning assets
(1)
)
$9
$18
CFG
TS Peer
Average
68.7%
61.9%
64.7%
62.5%
CFG
Peer
Average
FY14
2Q16
FY14
1Q16
Improving efficiency ratio
(Adjusted Operating expense/Adjusted Revenue
(1)
)
(5)
Wealth opportunity to drive
fee income growth
(FY 2015 Wealth Fees/FY 2015 Earning Assets
(2)
)

2016 targeted
pre-tax benefit
Category
Name
Description
Revenue
Expense
Progress to date
Efficiencies
Operations
Transformation
Refine operating model to simplify
organization, reduce costs, improve
service levels and enhance controls
$25-$30
•
Executed
operating model changes
in 2015. Achieved full
run-rate savings in 2Q15.
Procurement
Achieve cost-reduction opportunities
through further vendor-management
consolidation and tighter standards
$15-$20
•
2016 run-rate
savings complete in 2016. Driven by
reduction in external resources and tightening of internal
travel and office supplies policies.
Pricing
Commercial Lending/
Treasury Services
Improve customer pricing
methodology to better align with
competitive landscape;
utilizing
enhanced client segmentation
$20-$25
•
Commercial pricing initiatives have been fully
implemented resulting in average lending pricing up-lift of
10%+.
•
Treasury Services has re-priced ~12,000 accounts and
increases are tracking to expectations.
Revenue
Consumer distribution
channel effectiveness
Launch effort to improve branch and
contact center sales effectiveness,
with the goal of deepening customer
relationships
$15-$20
•
“Citizens Checkup” rolled
out
to all branches and
exceeding expectations on quality of customer
engagement and satisfaction.   Continuing to drive  to
business case levels of 1-2 incremental sales per branch
per week, though sales skewed towards  recurring revenue
so taking longer to achieve run rate.
Commercial and
Consumer
Develop improved high-value
customer-retention programs and
enhanced tools and analytics to
improve cross-sell efforts
$15-$20
•
Commercial:  Launched new tools to
prioritize
opportunities and enhanced sales routine to ensure
product partner alignment,
resulting in Middle Market
pipeline at 2x historical level.
•
Consumer
Retention:  Continued progress on improving
pricing of deposits. Platinum experience  and the Home
Equity Retention Unit were launched in June; early results
are positive.
Total
$50-$65
$40-$50
$90-$115
TOP II has delivered well across revenues and expenses

Current estimate is to deliver $95-100 million benefit in 2016 end 2017
Name
Description
Revenue
Expense
Consumer
Reducing staff in non-revenue areas and driving further
efficiencies in the distribution network
–
$33-35
Commercial
Streamlining end-to-end loan process including relationship
management coverage models, portfolio management and
operations
–
$8-10
Functions
Simplifying and re-engineering process in each of the
functional areas (focus on Finance, HR, Risk, Technology)
–
$10-15
Attrition
management
Using analytics to predict and reach-out to at-risk commercial customers
$12-15
–
Unsecured
lending
Launching new product using data & analytics capabilities to target customers
$10-15
–
Total targeted
pre-tax impact
Executing on several initiatives (R&D, renewable, other tax
credits) to align tax rate to peer levels - Expected to result in
2017 tax rate of ~31%
After-tax benefit
Pre-tax equivalent benefit
Total pre-tax
equivalent
benefit
$17-20
Efficiencies
Revenue
enhancements
Targeted annual run-rate benefit
Tax
efficiencies
Tax
efficiences
Net tax benefit
$10-15*
$90-110
$73-90
TOP III is taking shape, greater emphasis on expenses
20
$s in millions
Program is designed to improve overall efficiency and effectiveness of the organization while providing the ability to self fund investments that drive future growth
* Noninterest income impact: ($20) to ($25); tax expense benefit of $30 to $40.

Committed to delivering positive operating leverage

Forward curve currently projects very low probability of Fed rate increase over 2016/2017; current curve has flattened, with the long end significantly lower
While this creates some headwind, we have been delivering solid operating leverage, EPS growth and
ROTCE improvement over past two years with no net rate benefit, as the one move in the Fed Funds rate has been more than offset by the impact of the flattened yield curve
Key is to continue to execute well against our plan
TOP III benefit positive for 2017 outlook, will be used towards positive operating leverage objective.
Continue to contain expense growth while self-funding investments to drive fee income capabilities and growth
Expect to reinvest roughly 30-40% of the approximately $70 million TDR gain to fund costs associated with
TOP III efficiencies
and continued optimization of the balance sheet

We achieved a successful CCAR/DFAST outcome

Highlights
$s in millions
Strong capital position permits aggressive loan
growth and shareholder return of capital, while
maintaining peer-leading CET1 ratio
Will continue to be prudent in CCAR process given
need for higher earnings and ROTCE improvement
Fed CCAR post-stress credit results indicate high
quality loan book relative to peers
Citizens has made strong progress in improving all
qualitative aspects of the framework
2015 CCAR
2015 CCAR
2016 CCAR
Authorization
5 Quarters
4-Quarter
Pro forma
4 Quarters
Dividends
285
$
228
$
280
$
Share repurchases
500

400

690

Total common payout
785
$
628
$
970
$
54% greater

TDR transaction highlights

Highlights
TDR transaction detail
$s in millions
Sold $310 million of TDR assets on July 19
th
and
recorded a 3Q16 ~$70 million gain on sale through
other income
–
Plan to utilize roughly 30-40% of the TDR
Transaction gain to fund costs associated with
efficiency initiatives and other balance sheet
optimization costs in 3Q16
Transaction improves asset quality and provides
ability to further improve risk-adjusted returns as
well as reducing CCAR stressed loss levels
Held for sale
Transfers
Paydowns
Sold
Mortgage
Home
Equity
Total
Total
Total
Total
Performing
222
$
54
276
$
(34)
$
(3)
$
239
$
Nonperforming
66
$
31
97
$
(25)
$
(1)
$
71
$
Total
288
$
85
$
373
$
(59)
$
(4)
$
310
$

3Q16 outlook
(1)

Net interest income,
net interest margin
Noninterest expense
Credit trends,
tax rate
~1.5% Loan growth
Slight decline in net interest margin
Relatively stable
Committed to YoY operating leverage goals
Broad credit trends remain favorable
Provision expense stable
Tax rate of ~32%
3Q16 expectations vs. 2Q16
(1)
Capital, liquidity and
funding
Quarter-end Basel III common equity tier 1 ratio ~11.3%
Loan-to-deposit ratio of ~99%
Noninterest
income
Low-single digit growth
1)
Does not reflect the benefit of 3Q16 TDR transaction gain of ~$70 million; roughly 30-40% of this gain is expected to be used to fund costs associated with TOP III initiative as well as other initiatives to improve balance sheet efficiency and effectiveness

Key messages

Citizens once again delivered strong results in 2Q16
–
Financial results continue to improve and meet expectations
–
Delivering against strategic initiatives with strong growth in Capital Markets and improving results in Mortgage Banking
–
Continued execution on balance sheet optimization strategies providing underlying strength and momentum
–
NIM performing well in challenging environment, continued prudent loan growth, TDR sale provides further credit quality and risk-adjusted return benefits
–
Tangible book value
(1)
per share continues to grow; $25.72 at quarter end, up 2% from 1Q16
–
Continued progress on regulatory and capital framework with another successful CCAR outcome; continued focus on generating enhanced shareholder returns and increased capital returns
2H16 will continue to focus on delivering well despite interest-rate headwinds
–
Comprehensive plan to deliver well for all stakeholders
–
Key to financial results is to grow the balance sheet smartly with continued focus on building out fee businesses and delivering positive operating leverage
–
Launched TOP III initiatives to help fund future investments and focus on continuous improvement
Capital and credit position remain strong
–
Peer leading CET1 ratio permits both strong loan growth and returns to shareholders
–
Overall credit metrics continue to improve; portfolio performed well relative to peers in CCAR stress test
1)
Non-GAAP item. See important information on use of non-GAAP items in the Appendix.

* * * * * * * * * * * Appendix 26

$399
$451
2Q15
2Q16
0.67%
0.72%
2Q15
2Q16
$215
$243
$0.40
$0.46
2Q15
2Q16
6.7%
7.3%
2Q15
2Q16
Quarter-over-quarter results
27
Adjusted pre-provision profit
$s in millions
Adjusted return on average
tangible assets
Adjusted net income
$s in millions
1)
Adjusted results are non-GAAP items and exclude the effect of net restructuring charges and special items associated with efficiency and effectiveness programs and separation from RBS.
See important information on use of non-GAAP items in the Appendix.
2)
Excludes loans held for sale.
Adjusted return on average
tangible common equity
63 bps
5 bps
13%
13%
Period-end loans
$s in billions
Period-end deposits
$s in billions
15%
Adjusted Diluted EPS
(1)
(1)
(1)
(1)
(2)
(1)
$106.3
7%
6%
$100.6
$103.6
$96.5
2Q15
2Q16
2Q15
2Q16

$423
$451
1Q16
2Q16
0.68%
0.72%
1Q16
2Q16
$223
$243
$0.41
$0.46
1Q16
2Q16
6.6%
7.3%
1Q16
2Q16
Linked-quarter results
28
4 bps
69 bps
7%
Diluted EPS
12%
Pre-provision profit
$s in millions
Return on average tangible assets
Period-end loans
$s in billions
(1)
Net income
$s in millions
Return on average tangible
common equity
Period-end deposits
$s in billions
3%
1)
Excludes loans held for sale.
2)
Non-GAAP item. See important information on use of non-GAAP items in the Appendix.
9%
$102.6
4%
(2)
(2)
$101.0
$106.3
$103.6
1Q16
2Q16
1Q16
2Q16

Consumer Banking segment

1)
Non-GAAP item. Adjusted results exclude the effect of net restructuring charges and special items associated with efficiency and effectiveness programs and separation from RBS.
See important information on use of non-GAAP items in the Appendix.
2)
Includes held for sale.
3)
Operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements. We approximate that regulatory capital is equivalent to a sustainable target level for tier 1 common equity and then allocate that approximation to the segments based on economic capital.
Highlights
Linked quarter:
Net income up $19 million, or 27%
Net interest income up $21 million, driven by higher loan
balances and improved loan and deposit spreads
Average loans and deposits up slightly
Noninterest income increased $11 million, driven by mortgage banking and service charges and other fees
Mortgage banking fees reflect higher application and
origination volumes
Noninterest expense increased $16 million, reflecting higher salary and benefits expense related to timing of merit increases and incentive payments, higher regulatory, fraud and insurance costs and higher outside services expense
Prior-year quarter:
Net income up $24 million, or 36%
Total revenue up $47 million reflecting strength in net interest income, largely related to the benefit of an increase in average student, mortgage, auto and consumer unsecured loans and
improved deposit spreads
Average loans up $3.3 billion and average deposits up
$1.9 billion
Noninterest expense increased $19 million, or 3%, given
continued investment in the business to drive further growth
2Q16 change from
$s in millions
2Q16
1Q16
2Q15
1Q16
2Q15
$
%
$
%
Net interest income
602
$
581
$
544
$
21
$
4

%
58
$
11

%
Noninterest income
219

208

230

11

5

(11)

(5)

Total revenue
821

789

774

32

4

47

6

Noninterest expense
632

616

613

16

3

19

3

Pre-provision profit
189

173

161

16

9

28

17

Provision for credit losses
49

63

60

(14)

(22)

(11)

(18)

Income before income tax
expense
140

110

101

30

27

39

39

Income tax expense
50

39

35

11

28

15

43

Net income
90
$
71
$
66
$
19
$
27

%
24
$
36

%
Average balances
$s in billions
Total loans and leases
(2)
54.4
$
53.7
$
51.0
$
0.6
$
1

%
3.3
$
7

%
Total deposits
71.9
$
70.9
$
70.0
$
1.0
$
1

%
1.9
$
3

%
Mortgage Banking metrics
Originations
1,964
$
1,386
$
1,523
$
578
$
42

%
441
$
29

%
Origination Pipeline
2,528

2,126

1,897

402

19

%
631

33

%
Gain on sale of secondary
originations
2.42%
2.40%
2.18%
2

bps
24

bps
Performance metrics
ROTCE
(1,3)
7.1%
5.6%
5.7%
150

bps
143

bps
Efficiency ratio
(1)
77%
78%
79%
(110)

bps
(227)

bps

Commercial Banking segment

1)
Non-GAAP item. See important information on use of non-GAAP items in the Appendix.
2)
Includes held for sale.
3)
Operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements. We approximate that regulatory capital is equivalent to a sustainable target level for tier 1 common equity and then allocate that approximation to the segments based on economic capital.
Highlights
Linked quarter:
Commercial Banking net income increased $31 million, or 23%
Total revenue increased $37 million with solid improvement in net interest income largely related to loan growth and higher interest recoveries
Average loans up $2.2 billion; deposits up slightly
Loan growth driven by strength in Mid-corporate and
Industry Verticals, Commercial Real Estate, Corporate
Finance and Franchise Finance
Noninterest income increased $23 million, driven by strength in capital markets and interest rate products
Noninterest expense was flat as higher salaries and employee benefits related to a change in timing of merit and incentive payments and higher insurance costs were offset by lower
outside services expense
Prior-year quarter:
Net income increased $29 million, or 21%
Net interest income was up $28 million, reflecting the benefit of a
$4.6 billion increase in average loans and leases, improved
deposit spreads and a $2.4 billion increase in average deposits
Noninterest income increased $14 million, reflecting strength in service charges and fees, including the benefit of Treasury
Solutions’ pricing initiatives and interest rate products and capital markets fees
Noninterest expense increased $5
million as increased salaries
and employee benefits related to the timing of merit increases and incentive payments and higher insurance costs were partially offset by lower outside services costs.
2Q16 change from
$s in millions
2Q16
1Q16
2Q15
1Q16
2Q15
$
%
$
%
Net interest income
314
$
300
$
286
$
14
$
5

%
28
$
10

%
Noninterest income
122

99

108

23

23

14

13

Total revenue
436

399

394

37

9

42

11

Noninterest expense
186

187

181

(1)

(1)

5

3

Pre-provision profit
250

212

213

38

18

37

17

Provision for credit losses
(1)

9

7

(10)

(111)

(8)

(114)

Income before income tax
expense
251

203

206

48

24

45

22

Income tax expense
87

70

71

17

24

16

23

Net income
164
$
133
$
135
$
31
$
23

%
29
$
21

%
Average balances
$s in billions
Total loans and leases
(2)
46.1
$
43.9
$
41.5
$
2.2
$
5

%
4.6
$
11

%
Total deposits
25.1
$
24.8
$
22.7
$
0.3
$
1

%
2.4
$
11

%
Performance metrics
ROTCE
(1,3)
13.0%
11.2%
11.7%
185

bps
135

bps
Efficiency ratio
(1)
43%
47%
46%
(386)

bps
(319)

bps

2Q16 change from
$s in millions
2Q16
1Q16
2Q15
1Q16
2Q15
$
%
$
%
Net interest income
7
$
23
$
10
$
(16)
$
(70)

%
(3)
$
(30)

%
Noninterest income
14

23

22

(9)

(39)

(8)

(36)

Total revenue
21

46

32

(25)

(54)

(11)

(34)

Noninterest expense
9

8

47

1

13

(38)

(81)

Pre-provision profit (loss)
12

38

(15)

(26)

(68)

27

180

Provision for credit losses
42

19

10

23

121

32

NM
Income (loss) before income
tax expense (benefit)
(30)

19

(25)

(49)

NM
(5)

(20)

Income tax expense (benefit)
(19)

—

(14)

(19)

NM
(5)

(36)

Net income (loss)
(11)
$
19
$
(11)
$
(30)
$
(158)

%
—
$
—

%
Average balances
$s in billions
Total loans and leases
3.1
$
3.0
$
3.6
$
0.1
$
3

%
(0.5)
$
(14)

%
Total deposits
7.0
$
6.3
$
5.9
$
0.7
$
12

%
1.2
$
20

%
Other
31
Linked quarter:
Other recorded a net loss of $11 million  versus net income of
$19 million.  This decrease was largely driven by lower revenue and higher provision for credit losses
Net interest income decreased $16 million, largely reflecting higher borrowing costs related to term-debt issuance, lower
residual funds-transfer pricing, investment portfolio income and non-core loan interest
Noninterest income decreased $9 million, largely reflecting lower securities gains and higher securities impairment charges
Noninterest expense remained relatively stable
Provision for credit losses of $42 million included a $25 million reserve build compared with $19 million of provision for credit losses, which included an $8 million reserve build
Prior-year quarter:
Net loss was flat
Net interest income decreased $3 million
Noninterest income decreased $8 million
Noninterest expense down $38 million from 2Q15, which
included restructuring charges and special items
Provision for credit losses increased $32 million
Reflects $25 million reserve build versus a $1 million release in the prior-year quarter
Highlights

B-
and
lower
24%
20%
16%
7%
8%
25%
1.8%
98.2%
23%
28%
20%
29%
Oil & Gas portfolio overview
Well-diversified portfolio with ~100 clients
Includes $335 million of corporate aircraft leases arising from
Asset Finance
Nonperforming loans down $15 million largely due to pay
downs on RBL portfolio
Existing RBL commitments declined by 17% due to 2Q16
borrowing base redeterminations and restructuring activity; a new credit extension of ~$50 million partially offset these
reductions
Oil and gas portfolio loan loss reserves of $80 million as of
6/30/16
Reserves to total loans of more price-sensitive portfolios
now at 8.5%
(3)
, up from 6.3% in 1Q16
32
Highlights
Total loans outstanding
(2)
Oil & Gas
All other loans
1)
Includes Downstream, Integrated, and Midstream sub-categories.
2)
Portfolio balances, risk rating and industry sector stratifications as of June 30, 2016.
3)
Reserves/(More
price-sensitive
Oil
&
Gas
portfolio
outstandings
-
leases
secured
by
aircraft
($133
million)).
BBB+ to BBB-
BB+ to BB-
B+ to
B
23% investment grade
~$1.1 billion
more sensitive
to declining oil
prices
Midstream
Integrated
Downstream
Reserve-based
lending (RBL)
Upstream,
Non-RBL
Oil Field
Services
Oil & Gas portfolio
by Sub-sector
(2)
Oil & Gas portfolio
by Investment grade-equivalent risk rating
(2)
2Q16 Oil & Gas outstandings
$s in millions
Total
O/S
Utilized
%
Criticized
%
Nonaccrual
status
Less price-sensitive total
731
$
64%
2%
0
$
Upstream
295

66%
Oilfield Services
355

73%
Reserve-based lending (RBL)
425

65%
More price-sensitive total
1,075

68%
57%
195

Total Oil & Gas
1,806
$
66%
35%
195
$
Total Oil & Gas ex. Aircraft
1,471
$
62%
43%
195
$

Restructuring charges and special items

1)
These are non-GAAP financial measures. Please see Non-GAAP Reconciliation Tables in the Appendix for an explanation of our use of non-GAAP financial measures and their reconciliation to GAAP.
2Q16
1Q16
2Q15
1Q16
2Q15
$
%
$
%
Pre-tax restructuring charges and
special items
—
$
—
$
40
$
—
$
NM
%
(40)
$
NM
%
After-tax restructuring charges and
special items
—

—

25

—

NM
(25)

NM
Diluted EPS impact
—
$
—
$
0.05
$
—
$
NM
%
(0.05)
$
NM
%
$s in millions, except per share data
GAAP
results
included
restructuring
charges
and
special
items
related
to
enhancing
efficiencies
and
improving
processes
across
the
organization
and
separation
from
The
Royal
Bank
of
Scotland
Group
plc
(“RBS”).
2Q16 change from
Restructuring
charges
and
special
items
(1)

Non-GAAP financial measures

This document contains non-GAAP financial measures. The table below presents reconciliations of certain non-GAAP measures. These reconciliations exclude restructuring charges and/or special items, which are included, where applicable, in the financial results presented in accordance with GAAP. Restructuring charges and special items include expenses related to our efforts to improve processes and enhance efficiencies, as well as rebranding, separation from RBS and regulatory expenses.
The non-GAAP measures presented below include “noninterest income”, “total revenue”, “ noninterest expense”, “pre-provision profit”, “income before income tax expense”, “income tax expense”, “net income”, “net income available to common stockholders”, “salaries and employee benefits”, “outside services”, “occupancy”,
“equipment expense”, “other operating expense”, “net income per average common share”, “return on average common equity”
and “return on average total
assets” . In addition, we present computations for "tangible book value per common share", “return on average tangible common equity”, “return on average total tangible assets”, “efficiency ratio”, “pro forma Basel III fully phased-in common equity tier 1 capital”, “operating leverage”, “noninterest income before accounting change” and “card fee income before accounting change” as part of our non-GAAP measures.
We believe these non-GAAP measures provide useful information to investors because these are among the measures used by our management team to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe restructuring charges and special items in any period do not reflect the operational performance of the business in that period and, accordingly, it is useful to consider these line items with and without restructuring charges and special items. We believe this presentation also increases comparability of period-to-period results.
We also consider pro forma capital ratios defined by banking regulators but not effective at each period end to be non-GAAP financial measures. Since analysts and banking regulators may assess our capital adequacy using these pro forma ratios, we believe they are useful to provide investors the ability to assess our capital adequacy on the same basis.
Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by other companies. We caution investors not to place undue reliance on such non-
GAAP measures, but instead to consider them with the most directly comparable GAAP measure. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for our results as reported under GAAP.

Non-GAAP financial measures and reconciliations

(Excluding restructuring charges and special items)
$s in millions, except per share data
2Q16
1Q16
4Q15
3Q15
2Q15
2016
2015
2015
2014
Noninterest income, excluding special items:
Noninterest income (GAAP)
$355
$330
$362
$353
$360
$685
$707
Less: Special items
—
—
—
—
—
—
—
Noninterest income, excluding special items (non-GAAP)
$355
$330
$362
$353
$360
$685
$707
Total revenue, excluding special items:
Total revenue (GAAP)
A
$1,278
$1,234
$1,232
$1,209
$1,200
$2,512
$2,383
$4,824
$4,979
Less: Special items
—
—
—
—
—
—
—
—
288
Total revenue, excluding special items (non-GAAP)
B
$1,278
$1,234
$1,232
$1,209
$1,200
$2,512
$2,383
$4,824
$4,691
Noninterest expense, excluding restructuring charges and special items:
Noninterest expense (GAAP)
C
$827
$811
$810
$798
$841
$1,638
$1,651
$3,259
$3,392
Less: Restructuring charges and special items
—
—
—
—
40
—
50
50
169
Noninterest expense, excluding restructuring charges and special items (non-GAAP)
D
$827
$811
$810
$798
$801
$1,638
$1,601
$3,209
$3,223
Pre-provision profit, excluding restructuring charges and special items:
Total revenue, excluding restructuring charges and special items (non-GAAP)
$1,278
$1,234
$1,232
$1,209
$1,200
$2,512
$2,383
Less: Noninterest expense, excluding restructuring charges and special items (non-GAAP)
827
811
810
798
801
1,638
1,601
Pre-provision profit, excluding restructuring charges and special items (non-GAAP)
$451
$423
$422
$411
$399
$874
$782
Income before income tax expense, excluding restructuring charges and special items:
Income before income tax expense (GAAP)
$361
$332
$331
$335
$282
$693
$597
Less: Income before income tax expense (benefit) related to restructuring charges and special items (GAAP)
—
—
—
—
(40)
—
(50)
Income before income tax expense, excluding restructuring charges and special items (non-GAAP)
$361
$332
$331
$335
$322
$693
$647
Income tax expense, excluding restructuring charges and special items:
Income tax expense (GAAP)
$118
$109
$110
$115
$92
$227
$198
Less: Income tax (benefit) related to restructuring charges and special items (GAAP)
—
—
—
—
(15)
—
(19)
Income tax expense, excluding restructuring charges and special items (non-GAAP)
$118
$109
$110
$115
$107
$227
$217
Net income, excluding restructuring charges and special items:
Net income (GAAP)
E
$243
$223
$221
$220
$190
$466
$399
Add: Restructuring charges and special items, net of income tax expense (benefit)
—
—
—
—
25
—
31
Net income, excluding restructuring charges and special items (non-GAAP)
F
$243
$223
$221
$220
$215
$466
$430
Net income available to common stockholders (GAAP),  excluding restructuring charges and special items:
Net income available to common stockholders (GAAP)
G
$243
$216
$221
$213
$190
$459
$399
Add: Restructuring charges and special items, net of income tax expense (benefit)
—
—
—
—
25
—
31
Net income available to common stockholders, excluding restructuring charges and special items (non-GAAP)
H
$243
$216
$221
$213
$215
$459
$430
Return on average common equity, excluding restructuring charges and special items:
Average common equity (GAAP)
I
$19,768
$19,567
$19,359
$19,261
$19,391
$19,667
$19,399
Return on average common equity, excluding restructuring charges and special items (non-GAAP)
H/I
4.94%
4.45%
4.51%
4.40%
4.45%
4.70%
4.47%
Return on average tangible common equity and return on average tangible common equity, excluding restructuring charges and special items:
Average common equity (GAAP)
I
$19,768
$19,567
$19,359
$19,261
$19,391
$19,667
$19,399
Less: Average goodwill (GAAP)
6,876
6,876
6,876
6,876
6,876
6,876
6,876
Less: Average other intangibles (GAAP)
2
3
3
4
5
2
5
Add: Average deferred tax liabilities related to goodwill (GAAP)
496
481
468
453
437
488
430
Average tangible common equity (non-GAAP)
J
$13,386
$13,169
$12,948
$12,834
$12,947
$13,277
$12,948
Return on average tangible common equity (non-GAAP)
G/J
7.30%
6.61%
6.75%
6.60%
5.90%
6.96%
6.21%
Return on average tangible common equity, excluding restructuring charges and special items (non-GAAP)
H/J
7.30%
6.61%
6.75%
6.60%
6.67%
6.96%
6.70%
QUARTERLY TRENDS
FOR THE YEAR
ENDED DECEMBER
ENDED JUNE 30,
FOR THE SIX MONTHS

Non-GAAP financial measures and reconciliations

(Excluding restructuring charges and special items)
$s in millions, except per share data
2Q16
1Q16
4Q15
3Q15
2Q15
2016
2015
2015
2014
Return on average total assets, excluding restructuring charges and special items:
Average total assets (GAAP)
K
$142,179
$138,780
$136,298
$135,103
$135,521
$140,479
$134,429
Return on average total assets, excluding restructuring charges and special items (non-GAAP)
F/K
0.69%
0.65%
0.64%
0.65%
0.64%
0.67%
0.65%
Return on average total tangible assets and return on average total tangible assets, excluding restructuring charges and special items:
Average total assets (GAAP)
K
$142,179
$138,780
$136,298
$135,103
$135,521
$140,479
$134,429
Less: Average goodwill (GAAP)
6,876
6,876
6,876
6,876
6,876
6,876
6,876
Less: Average other intangibles (GAAP)
2
3
3
4
5
2
5
Add: Average deferred tax liabilities related to goodwill (GAAP)
496
481
468
453
437
488
430
Average tangible assets (non-GAAP)
L
$135,797
$132,382
$129,887
$128,676
$129,077
$134,089
$127,978
Return on average total tangible assets (non-GAAP)
E/L
0.72%
0.68%
0.67%
0.68%
0.59%
0.70%
0.63%
Return on average total tangible assets, excluding restructuring charges and special items (non-GAAP)
F/L
0.72%
0.68%
0.67%
0.68%
0.67%
0.70%
0.68%
Efficiency ratio and efficiency ratio, excluding restructuring charges and special items:
Efficiency ratio (non-GAAP)
C/A
64.71%
65.66%
65.76%
66.02%
70.02%
65.18%
69.27%
67.56%
68.12%
Efficiency ratio, excluding restructuring charges and special items (non-GAAP)
D/B
64.71%
65.66%
65.76%
66.02%
66.70%
65.18%
67.17%
66.52%
68.70%
Tangible book value per common share:
Common shares -
at end of period (GAAP)
M
529,094,976
528,933,727
527,774,428
527,636,510
537,149,717
529,094,976
537,149,717
Common stockholders' equity (GAAP)
$19,979
$19,718
$19,399
$19,353
$19,339
$19,979
$19,339
Less: Goodwill (GAAP)
6,876
6,876
6,876
6,876
6,876
6,876
6,876
Less: Other intangible assets (GAAP)
2
3
3
3
4
2
4
Add: Deferred tax liabilities related to goodwill (GAAP)
507
494
480
465
450
507
450
Tangible common equity (non-GAAP)
N
$13,608
$13,333
$13,000
$12,939
$12,909
$13,608
$12,909
Tangible book value per common share (non-GAAP)
N/M
$25.72
$25.21
$24.63
$24.52
$24.03
$25.72
$24.03
Net income per average common share -
basic and diluted, excluding restructuring charges and special items:
Average
common
shares
outstanding
-
basic
(GAAP)
O
528,968,330
528,070,648
527,648,630
530,985,255
537,729,248
528,519,489
541,986,653
Average
common
shares
outstanding
-
diluted
(GAAP)
P
530,365,203
530,446,188
530,275,673
533,398,158
539,909,366
530,396,871
544,804,268
Net income available to common stockholders (GAAP)
G
$243
$216
$221
$213
$190
$459
$399
Net
income
per
average
common
share
-
basic
(GAAP)
G/O
0.46
0.41
0.42
0.40
0.35
0.87
0.74
Net
income
per
average
common
share
-
diluted
(GAAP)
G/P
0.46
0.41
0.42
0.40
0.35
0.87
0.73
Net income available to common stockholders, excluding restructuring charges and special items (non-GAAP)
H
243
216
221
213
215
459
430
Net income per average common share -
basic, excluding restructuring charges and special items (non-GAAP)
H/O
0.46
0.41
0.42
0.40
0.40
0.87
0.79
Net income per average common share -
diluted, excluding restructuring charges and special items (non-GAAP)
H/P
0.46
0.41
0.42
0.40
0.40
0.87
0.79
QUARTERLY TRENDS
FOR THE YEAR
ENDED DECEMBER
FOR THE SIX MONTHS
ENDED JUNE 30,

Non-GAAP financial measures and reconciliations

(Excluding restructuring charges and special items)
$s in millions, except per share data
2Q16
1Q16
4Q15
3Q15
2Q15
2016
2015
Pro
forma
Basel
III
fully
phased-in
common
equity
tier
1
capital
ratio
1
:
Common equity tier 1 (regulatory)
$13,768
$13,570
$13,389
$13,200
$13,270
Less: Change in DTA and other threshold deductions (GAAP)
1
1
2
2
3
Pro forma Basel III fully phased-in common equity tier 1 (non-GAAP)
Q
$13,767
$13,569
$13,387
$13,198
$13,267
Risk-weighted assets (regulatory general risk weight approach)
$119,492
$116,591
$114,084
$112,277
$112,131
Add: Net change in credit and other risk-weighted assets (regulatory)
228
232
244
243
247
Basel III standardized approach risk-weighted assets (non-GAAP)
R
$119,720
$116,823
$114,328
$112,520
$112,378
Pro
forma
Basel
III
fully
phased-in
common
equity
tier
1
capital
ratio
(non-GAAP)
1
Q/R
11.5%
11.6%
11.7%
11.7%
11.8%
Salaries and employee benefits, excluding restructuring charges and special items:
Salaries and employee benefits (GAAP)
$432
$425
$402
$404
$411
$857
$830
Less: Restructuring charges and special items
—
—
(2)
—
6
—
5
Salaries and employee benefits, excluding restructuring charges and special items (non-GAAP)
$432
$425
$404
$404
$405
$857
$825
Outside services, excluding restructuring charges and special items:
Outside services (GAAP)
$86
$91
$104
$89
$99
$177
$178
Less: Restructuring charges and special items
—
—
2
—
16
—
24
Outside services, excluding restructuring charges and special items (non-GAAP)
$86
$91
$102
$89
$83
$177
$154
Occupancy, excluding restructuring charges and special items:
Occupancy (GAAP)
$76
$76
$74
$75
$90
$152
$170
Less: Restructuring charges and special items
—
—
—
—
15
—
17
Occupancy, excluding restructuring charges and special items (non-GAAP)
$76
$76
$74
$75
$75
$152
$153
Equipment expense, excluding restructuring charges and special items:
Equipment expense (GAAP)
$64
$65
$67
$62
$65
$129
$128
Less: Restructuring charges and special items
—
—
—
—
—
—
1
Equipment expense, excluding restructuring charges and special items (non-GAAP)
$64
$65
$67
$62
$65
$129
$127
Other operating expense, excluding restructuring charges and special items:
Other operating expense (GAAP)
$128
$115
$125
$133
$139
$243
$272
Less: Restructuring charges and special items
—
—
—
—
3
—
3
Other operating expense, excluding restructuring charges and special items (non-GAAP)
$128
$115
$125
$133
$136
$243
$269
Restructuring charges and special expense items include:
Restructuring charges
$0
$0
$0
$0
$25
$0
$26
Special items
—
—
—
—
15
—
24
Restructuring charges and special expense items before income tax expense
$0
$0
$0
$0
$40
$0
$50
2Q16 vs 1Q16
2Q16 vs 2Q15
$ Change
$ Change
Noninterest income:
Noninterest income (GAAP)
$355
$360
($5)
(1)%
Add: Reward accounting change
10
—
10
NM
Noninterest income, before accounting change (non-GAAP)
$365
$360
$5
1%
1) Basel III ratios assume certain definitions impacting qualifying Basel III capital, which otherwise will phase in through 2019, are fully phased-in. Ratios also reflect the required US Standardized methodology for calculating RWAs, effective January 1, 2015.
QUARTERLY TRENDS
FOR THE SIX MONTHS
ENDED JUNE 30,

Non-GAAP financial measures and reconciliations

(Excluding restructuring charges and special items)
$s in millions
2Q16 vs 1Q16
2Q16 vs 2Q15
2Q16
1Q16
4Q15
3Q15
2Q15
2016
2015
% Change
% Change
Operating leverage:
Total revenue (GAAP)
A
$1,278
$1,234
$1,200
$2,512
$2,383
3.6%
6.5%
Noninterest expense (GAAP)
C
$827
$811
$841
$1,638
$1,651
2.0%
(1.7)%
Operating leverage (non-GAAP)
1.6%
8.2%
Operating leverage, excluding restructuring charges and special items:
Total revenue, excluding restructuring charges and special items (non-GAAP)
B
$1,278
$1,234
$1,200
$2,512
$2,383
3.6%
6.5%
Less: Noninterest expense, excluding restructuring charges and special items (non-GAAP)
D
$827
$811
$801
$1,638
$1,601
2.0%
3.2%
Operating leverage, excluding restructuring charges and special items: (non-GAAP)
1.6%
3.3%
1H16 vs 1H15
2H15 vs 2H14
1H15 vs 1H14
1H14
2H14
1H15
2H15
1H16
% Change
% Change
% Change
Operating leverage:
Total revenue (GAAP)
$2,639
$2,340
$2,383
$2,441
$2,512
5.4%
4.3%
(9.7)%
Noninterest expense (GAAP)
$1,758
$1,634
$1,651
$1,608
$1,638
(0.8)%
(1.6)%
(6.1)%
Operating leverage (non-GAAP)
6.2%
5.9%
(3.6)%
Operating leverage, excluding restructuring charges and special items:
Total revenue, excluding restructuring charges and special items (non-GAAP)
$2,351
$2,340
$2,383
$2,441
$2,512
5.4%
4.3%
1.4%
Less: Noninterest expense, excluding restructuring charges and special items (non-GAAP)
$1,643
$1,579
$1,601
$1,608
$1,638
2.3%
1.8%
(2.6)%
Operating leverage, excluding restructuring charges and special items: (non-GAAP)
3.1%
2.5%
3.9%
HALF YEAR TRENDS
QUARTERLY TRENDS
FOR THE SIX MONTHS
ENDED JUNE 30,

$55,116
$45,304
$31,962
$132,382
$54,065
$43,835
$31,987
$129,887
Return on average total tangible assets (non-GAAP)
A/D
0.65%
1.39%
NM
0.72%
0.52%
1.18%
NM
0.68%
0.49%
1.37%
NM
0.67%
Efficiency ratio:
Noninterest expense (GAAP)
E
$632
$186
$9
$827
$616
$187
$8
$811
$624
$180
$6
$810
Net interest income (GAAP)
602
314
7
923
581
300
23
904
565
301
4
870
Noninterest income (GAAP)
219
122
14
355
208
99
23
330
226
107
29
362
Total revenue
F
$821
$436
$21
$1,278
$789
$399
$46
$1,234
$791
$408
$33
$1,232
Efficiency ratio (non-GAAP)
E/F
76.98%
42.88%
NM
64.71%
78.08%
46.74%
NM
65.66%
78.85%
44.02%
NM
65.76%
Consumer
Banking
Commercial
Banking
Other
Consolidated
Consumer
Banking
Commercial
Banking
Other
Consolidated
Net income available to common stockholders:
Net income (loss) (GAAP)
A
$68
$145
$7
$220
$66
$135
($11)
$190
Less: Preferred stock dividends
—
—
7
7
—
—
—
—
Net income available to common stockholders
B
$68
$145
$—
$213
$66
$135
($11)
$190
Return on average tangible common equity:
Average common equity (GAAP)
$4,791
$4,722
$9,748
$19,261
$4,681
$4,625
$10,085
$19,391
Less: Average goodwill (GAAP)
—
—
6,876
6,876
—
—
6,876
6,876
Average other intangibles (GAAP)
—
—
4
4
—
—
5
5
Add: Average deferred tax liabilities related to goodwill (GAAP)
—
—
453
453
—
—
437
437
Average tangible common equity (non-GAAP)
C
$4,791
$4,722
$3,321
$12,834
$4,681
$4,625
$3,641
$12,947
Return on average tangible common equity (non-GAAP):
B/C
5.67%
12.24%
NM
6.60%
5.66%
11.69%
NM
5.90%
Return on average total tangible assets:
Average total assets (GAAP)
$53,206
$43,113
$38,784
$135,103
$52,489
$42,617
$40,415
$135,521
Non-GAAP
financial
measures
and
reconciliations
–
segments
39
$s in millions
Consumer
Banking
Commercial
Banking
Other
Consolidated
Consumer
Banking
Commercial
Banking
Other
Consolidated
Consumer
Banking
Commercial
Banking
Other
Consolidated
Net income available to common stockholders:
Net income (loss) (GAAP)
A
$90
$164
($11)
$243
$71
$133
$19
$223
$67
$152
$2
$221
Less: Preferred stock dividends
—
—
—
—
—
—
7
7
—
—
—
—
Net income available to common stockholders
B
$90
$164
($11)
$243
$71
$133
$12
$216
$67
$152
$2
$221
Return on average tangible common equity:
Average common equity (GAAP)
$5,110
$5,040
$9,618
$19,768
$5,089
$4,790
$9,688
$19,567
$4,831
$4,787
$9,741
$19,359
Less: Average goodwill (GAAP)
—
—
6,876
6,876
—
—
6,876
6,876
—
—
6,876
6,876
Average other intangibles (GAAP)
—
—
2
2
—
—
3
3
—
—
3
3
Add: Average deferred tax liabilities related to goodwill (GAAP)
—
—
496
496
—
—
481
481
—
—
468
468
Average tangible common equity (non-GAAP)
C
$5,110
$5,040
$3,236
$13,386
$5,089
$4,790
$3,290
$13,169
$4,831
$4,787
$3,330
$12,948
Return on average tangible common equity (non-GAAP):
B/C
7.09%
13.04%
NM
7.30%
5.59%
11.19%
NM
6.61%
5.50%
12.57%
NM
6.75%
Return on average total tangible assets:
Average total assets (GAAP)
$55,660
$47,388
$39,131
$142,179
$55,116
$45,304
$38,360
$138,780
$54,065
$43,835
$38,398
$136,298
Less: Average goodwill (GAAP)
—
—
6,876
6,876
—
—
6,876
6,876
—
—
6,876
6,876
Average other intangibles (GAAP)
—
—
2
2
—
—
3
3
—
—
3
3
Add: Average deferred tax liabilities related to goodwill (GAAP)
—
—
496
496
—
—
481
481
—
—
468
468
Average tangible assets (non-GAAP)
D
$55,660
$47,388
$32,749
$135,797
Less: Average goodwill (GAAP)
—
—
6,876
6,876
—
—
6,876
6,876
Average other intangibles (GAAP)
—
—
4
4
—
—
5
5
Add: Average deferred tax liabilities related to goodwill (GAAP)
—
—
453
453
—
—
437
437
Average tangible assets (non-GAAP)
D
$53,206
$43,113
$32,357
$128,676
$52,489
$42,617
$33,971
$129,077
Return on average total tangible assets (non-GAAP)
A/D
0.51%
1.34%
NM
0.68%
0.51%
1.27%
NM
0.59%
Efficiency ratio:
Noninterest expense (GAAP)
E
$623
$175
$—
$798
$613
$181
$47
$841
Net interest income (GAAP)
556
299
1
856
544
286
10
840
Noninterest income (GAAP)
235
100
18
353
230
108
22
360
Total revenue
F
$791
$399
$19
$1,209
$774
$394
$32
$1,200
Efficiency ratio (non-GAAP)
E/F
78.72%
43.75%
NM
66.02%
79.25%
46.07%
NM
70.02%
2015
2015
THREE MONTHS ENDED JUNE 30,
THREE MONTHS ENDED MARCH 31,
THREE MONTHS ENDED SEPTEMBER 30,
THREE MONTHS ENDED JUNE 30,
THREE MONTHS ENDED DECEMBER 31,
2016
2016
2015

Non-GAAP
financial
measures
and
reconciliations
–
segments
40
$s in millions
Consumer
Banking
Commercial
Banking
Other
Consolidated
Consumer
Banking
Commercial
Banking
Other
Consolidated
Net income available to common stockholders:
Net income (loss) (GAAP)
A
$161
$297
$8
$466
$127
$282
($10)
$399
Less: Preferred stock dividends
—
—
—
—
—
—
—
—
Net income available to common stockholders
B
$161
$297
$8
$466
$127
$282
($10)
$399
Return on average tangible common equity:
Average common equity (GAAP)
$5,099
$4,915
$9,653
$19,667
$4,665
$4,576
$10,158
$19,399
Less: Average goodwill (GAAP)
—
—
6,876
6,876
—
—
6,876
6,876
Average other intangibles (GAAP)
—
—
2
2
—
—
5
5
Add: Average deferred tax liabilities  related to goodwill (GAAP)
—
—
488
488
—
—
430
430
Average tangible common equity (non-GAAP)
C
$5,099
$4,915
$3,263
$13,277
$4,665
$4,576
$3,707
$12,948
Return on average tangible common equity (non-GAAP)
B/C
6.34%
12.14%
NM
6.96%
5.48%
12.41%
NM
6.21%
Return on average total tangible assets:
Average total assets (GAAP)
$55,388
$46,346
$38,745
$140,479
$52,048
$42,114
$40,267
$134,429
Less: Average goodwill (GAAP)
—
—
6,876
6,876
—
—
6,876
6,876
Average other intangibles (GAAP)
—
—
2
2
—
—
5
5
Add: Average deferred tax liabilities related to goodwill (GAAP)
—
—
488
488
—
—
430
430
Average tangible assets (non-GAAP)
D
$55,388
$46,346
$32,355
$134,089
$52,048
$42,114
$33,816
$127,978
Return on average total tangible assets (non-GAAP)
A/D
0.58%
1.29%
NM
0.70%
0.49%
1.35%
NM
0.63%
Efficiency ratio:
Noninterest expense (GAAP)
E
$1,248
$373
$17
$1,638
$1,209
$354
$88
$1,651
Net interest income (GAAP)
1,183
614
30
1,827
1,077
562
37
1,676
Noninterest income (GAAP)
427
221
37
685
449
208
50
707
Total revenue
F
$1,610
$835
$67
$2,512
$1,526
$770
$87
$2,383
Efficiency ratio (non-GAAP)
E/F
77.52%
44.73%
NM
65.18%
79.25%
46.04%
NM
69.27%
FOR SIX MONTHS ENDED JUNE 30,
2016
2015

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